BLACKROCK FUNDSSM

BlackRock Infrastructure Sustainable Opportunities Fund

(the “Fund”)

Supplement dated September 28, 2023 to the Summary Prospectuses,

Prospectuses and Statement of Additional Information (“SAI”) of the Fund, each dated September 28, 2023, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses, Prospectuses and SAI, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Infrastructure Sustainable Opportunities Fund — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Infrastructure Sustainable Opportunities Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Nikhil Uppal, CFA	2021	Managing Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of Infrastructure Sustainable Opportunities” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGER OF THE FUND
Nikhil Uppal is the portfolio manager and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio manager.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio manager of the Fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Nikhil Uppal, CFA	Primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2021	Managing Director of BlackRock, Inc. since 2022; Head of Listed Infrastructure since 2021; member of BlackRock’s Global Real Asset Securities Group since 2017; Director of BlackRock, Inc. from 2014 to 2022; Vice President of BlackRock, Inc. from 2009 to 2014; Associate of BlackRock, Inc. from 2006 to 2009.

The section of the SAI entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Information Regarding the Portfolio Manager

Nikhil Uppal, CFA, is the portfolio manager and is primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio manager is primarily responsible for the day-to-day portfolio management as of May 31, 2023.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Nikhil Uppal, CFA	3 $495.59 Million	8 $779.86 Million	0 $0	0 $0	0 $0	0 $0

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the portfolio manager’s compensation as of May 31, 2023.

The last sentence of the second paragraph of the sub-section entitled “Distribution of Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The portfolio manager of this Fund has deferred BlackRock, Inc. stock awards.

The second paragraph of the sub-section entitled “Other Compensation Benefits — Incentive Savings Plans” is deleted in its entirety.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of May 31, 2023, the dollar range of securities beneficially owned by the portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range
Nikhil Uppal, CFA	None

The last three sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that the portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. The portfolio manager may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio manager of this fund is not entitled to receive a portion of incentive fees of other accounts.

Shareholders should retain this Supplement for future reference.

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